China New Cities (CNC) Development Ltd.
(Currently InterAmerican Acquisition Group Inc. in combination with Sing Kung Ltd.)
IAQGU, IAQG, IAQGW
 November 2008

Forward-Looking Information
Forward-Looking Information
Except for the historical information, the matters discussed herein contain forward-looking statements that involve substantial risks and uncertainties. Such forward-looking statements, based upon the current beliefs and expectations of the management of InterAmerican Acquisition Group Inc. (“IAG”) and its subsidiary CNC
Development Ltd. (“CNC”) and Sing Kung Limited and its subsidiaries and affiliates, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions in China and related governmental development policies, changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which Sing Kung is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers in the industry; timing, approval and market acceptance of new services; general economic conditions; geopolitical events and regulatory changes; disruption in credit or equity markets as well as other relevant risks detailed in the filings of IAG and CNC with the Securities and Exchange Commission, including its report on Form 10-K for the period ended December 31, 2007 and 10-Q for the periods ending March 31 and June 30, 2008 and the registration statement filed on form S-4 dated November 7, 2008 and any updates thereto. The information set forth herein should be read in light of such risks. Neither IAG, CNC or Sing Kung assumes any obligation to update the information contained herein. Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission.  Such filings are available on our website or at www.sec.gov.

Business Overview
Business Overview

Source: McKinsey Global Institute
Market Potential: Largest
Internal Migration in History
Market Potential: Largest
Internal Migration in History

CNC
Development
Strategic Partners/Outsourcing
Relationships
Strategic Partners/Outsourcing
Relationships
Urban Planning
• Tsinghua University
• Tongji University
Project Execution
• Pan China Engineering
• China Railway Group
• China Urban Construction Works
• Shanghai Architectural Design
 Institute
Take-out Financing
• National and Regional
 Development Banks
• PRC Commercial Banks
• PRC Pension & Insurance Funds

30-40 projects/yr
3-5 projects/yr
➢ For CNC’s BT projects, cost sharing within consortium is
negotiated case-by-case
➢ CNC generates 20% - 50% project margins depending on
its capital commitment
At completion
BT
Project
Awarded
Business Model: High-Margin
Projects & Rapid Payback
Business Model: High-Margin
Projects & Rapid Payback
• Engagement by municipality
• Feasibility Assessment
• Detailed Plan Design
• Government approval
• Organize Consortium
• Enforceable contracts
• Engineering Design &
 Construction
• Acceptance by Customer
Project Execution
(in phases)
~6-12 months
Plan Development
~6-18 months
Monetization
Contractual Payment terms:
• Amortized over 6-8 years
• Secured by government assets /
 commitments
Acceleration to 1 year or less via:
• Take-out financing
• Parcel sales
• Premarketing / Presales

Value Proposition
Value Proposition
▪ 10X appreciation vs. raw land
 sales
▪ Catalyzes rapid later stage
 development
▪ Improves end-use control
▪ Accelerates and maximizes tax
 & use revenue
▪ Conformity with 5-yr Plan and PRC
 policy agenda
▪ Strong focus on financial viability
▪ Best urban planning technology
 consistently applied
▪ Cost effective use of trusted (public)
 university resources
Win-Win
Solution
Sustainable
& Profitable
Growth for
CNC
Achieves
Government
Planning
Goals
▪ Decouples development from multi-year
 government budgeting cycle
▪ Accelerates project starts
▪ Substitutes for absence of municipal
 financing market
▪ Facilitates long-term low-cost
 development bank financing
Drives Value Creation
for Local Government
Relieves Government
Schedule & Capital
Constraints

➢ Mr. Qiping Gao - Chairman of the Board
 ✓ Retired as Assistant Governor of the China Development Bank (CDB)
 ✓ Continuing CDB relationship as a senior advisor
 ✓ Served on State Development Planning Commission and the State Economic and Trade Commission
➢ Dr. Jianjun Shi - Chief Executive Officer
 ✓ PhD in Economics from Tongji University
 ✓ Extensive major project management experience
 ✓ Infrastructure projects include Hefei Power Plant, Huainan Luohe Power Plant, Power Station of Henan Xinxiang
 Power Plant Projects
➢ Mr. Yong Xu - Chief Financial Officer
 ✓ US CPA, MBA from Pepperdine University
 ✓ Auditing and senior finance management and accounting positions at Deloitte & Touche, GWA Capital Partners,
 Metro-Goldwyn-Mayer
➢     Prof. Moulong Zhu - Chief Urban Planning & Architecture Officer
 ✓ A “Dean” of China’s urban planning professional community
 ✓ Retired Department Head - Urban Planning and Architecture Department of Tongji University
 ✓ Continues on Tongji faculty as a Senior Professor
 ✓ Deep urban planning project experience
Management
Management

Contract Status
BT Project in progress
BT Project Proposal Stage
Planning Stage
New Economic Zone
Export
Development
Zone
New Economic Development Zone
Highway Project
JinyuSpring Water
Industrial Development
Cultural Development
Zone
Mining Development
New Housing Zone
Commercial Development
Zone
Export Zone
Highway Project
Highway Project
Zheng Ding Mixed Use
Development Zone
Selected Planning Projects and
BT Contracts
Selected Planning Projects and
BT Contracts

Case Study 1: Project Profile
(Completed)
Case Study 1: Project Profile
(Completed)
Changchun Wukeshu Modern Agricultural Development Zone
Area Profile: Location/size: Northeastern China - Population 7 million
  Economic Drivers:  Strong automotive industry base
     Center of China’s largest corn belt
     Excellent highway and rail access to major urban centers
Development Strategy: Build on established base of primary industry enjoying privileges
   Utilize regional privileges available under current PRC policies
  Capitalize on low-cost access to regional agricultural products
   Exploit transportation access for industrial products

Project Scope: Basic infrastructure - access roads, power grid, water, drainage, and sewage pipelines
Project Size: RMB 150 million (approx. $21million)
Returns:  Realized profit - $1.3 million with limited capital investment
  Monetization period - 18 months

Prior to Construction
Under Construction
Post Completion of
Construction
Case Study 1: Project Profile
(Completed)
Case Study 1: Project Profile
(Completed)
Changchun Wukeshu Modern Agricultural Development Zone

Tiangang Stone Industrial Park - Jiaohe, Jilin Province
Area Profile: Location/size: Northeastern China - Population 660,000
  Economic Drivers: Limited industry & skilled labor base
      Center of premier quarry zone
      Good rail/highway access to major urban centers/ports
Development Strategy: Capitalize on local resources & artisan skills
  Utilize access to good rail and highway transportation access
   Minimize residential/commercial environmental impact
   Foster development of support industries
Project Scope: Basic infrastructure - access roads, power grid, water supply and drainage pipelines for rainwater and sewerage
Project Size: RMB 700 million (approx. $100 million) - Phase 1 RMB 330 million, Phase 2 RMB 370 million
Returns (Phase I) : CNC Capital Investment - 18 month payment guarantee to consortium partners
  Estimated profit - $15 million
  Estimated monetization period - 12 months from acceptance
Case Study 2: Project Profile
(Phase I Complete)
Case Study 2: Project Profile
(Phase I Complete)

Zhengding Mixed Use Development - Hebei Province
Area Profile: Location/size: Northeastern China - Population 0.5 million
  Economic Drivers: Contiguous to provincial capital (population 2 million)
      Distribution, tourist and government center
      Good rail/highway access to Beijing area (2 hours)
Development Strategy: Capitalize on availability of unrestricted land contiguous to center of provincial capital to meet strong demand for residential/commercial space
  Construct connecting road and bridge to ensure good access

Project Scope (Phase I): Basic infrastructure - access roads, water, drainage and sewage pipelines, utility grid and bridge
Project Size (Phase I): RMB 600 million (approx. $88 million) divided into 2 sub-phases
Returns (Phase I): CNC Capital Investment - Cash to consortium partners as project is completed
  Project profit margin - Approx. 46%
  Estimated monetization period - Within 12 months from acceptance
Case Study 3: Project Profile
(In Progress)
Case Study 3: Project Profile
(In Progress)

Case Study 3: Project Profile
(In Progress)
Case Study 3: Project Profile
(In Progress)
Zhengding Mixed Use Development - Hebei Province

Financial Highlights

Rapidly Growing Revenues,
Earnings and Backlog
Rapidly Growing Revenues,
Earnings and Backlog

Revenue, Earnings & Key
Performance Ratios
Revenue, Earnings & Key
Performance Ratios
Six Months ending June 30, 2008 (Unaudited) ($ millions)
Revenue	$44.6
Gross Profit	$15.3 = 34%
Net Income	$14.7 = 33%

Run-rate RONA	49%
Run-rate ROE	49%

As of June 30, 2008 (Unaudited) ($ millions)
Working Capital	$28.5

Cash	$12.9
Project costs & estimated earnings (unbilled)	$46.0
BT project receivables	$7.9

Total current liabilities	$39.9
Total stockholders’ equity	$30.1
Liquidity and Capital Resources
Liquidity and Capital Resources

Note: EPS calculation uses total shares based on Treasury Method
Prospective EPS Growth
Prospective EPS Growth

Note: Calculation assumes that 2008 and 2009 Threshold Net Income Targets are met and all shares issuable in each year are issued
Derivation of Revised Purchase
Valuation
Derivation of Revised Purchase
Valuation

➢ Urban Infrastructure market is huge and rapidly growing
➢ Strategic partnerships enable CNC to scale rapidly
➢ Extremely profitable with growing backlog
➢ High returns on invested capital secured by credit-worthy municipal clients
➢ Large pipeline of contracts and opportunities
➢ Strong well-positioned management team
Investment Summary
Investment Summary

Company Contact:
William C. Morro, CEO
InterAmerican Group
Phone: (312) 957-4172
Email: wmorro@interamerican-group.com
www.interamerican-group.com
www.cncdev.com
CCG Investor Relations:
Mr. Crocker Coulson, President
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Phone: (646) 213-1915
E-mail: crocker.coulson@ccgir.com
www.ccgir.com
Contact
Contact

Thank You
China New Cities (CNC) Development Ltd.

Project Management /
Supervision / Quality Control
Infrastructure
Construction
Project:
• Land Leveling
• Roads
• Water
• Power
BT
Construction
Sales/Use
Agreements
Overall Project
Financing
Plans
Appendix A: Business Process
Schematic
Appendix A: Business Process
Schematic
Municipal Government
Later-Stage
Developers
Construction
Syndicate
CIDC
(Front End)
CIDC
(Back End)
Joint University
Planning Team
Development or
Commercial Banks
Site Survey / Design /
Engineering

Appendix B: Corporate Structure
Pre- & Post Acquisition
Appendix B: Corporate Structure
Pre- & Post Acquisition
InterAmerican Acquisition
Group Inc. (U.S.)
CNC Development Ltd.
(BVI)
Sing Kung Ltd. (BVI)
Century City Infrastructure
Co. Ltd. (PRC)
Licensed wholly-owned foreign
enterprise
CNC Development Ltd.
(BVI)*
Century City Infrastructure
Co. Ltd. (PRC)
Licensed wholly-owned foreign
enterprise
Shanghai New Century City
Development Ltd. (PRC)
* Sing Kung Ltd. merged into CNC Development Ltd. only
if exchange offer accepted for all shares. Otherwise Sing
Kung Ltd. remains as intermediate subsidiary.

Comparables
Comparables

Post - Acquisition
Post - Acquisition
Capital Structure
Capital Structure